===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   December 12, 1995
                                                      -------------------------


                        SECURITY CAPITAL PACIFIC TRUST
-------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
-------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


         1-10272                                         74-6056896
----------------------------------         ------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)


7777 Market Center Drive, El Paso, Texas                   79912
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                (915) 877-3900
-------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

                                                                 SEQUENTIAL
          EXHIBIT NO.  DOCUMENT DESCRIPTION                       PAGE NO.
          -----------  --------------------                      ----------

             10.1      First Amendment to Fourth Amended
                       and Restated REIT Management
                       Agreement

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PROPERTY TRUST OF AMERICA



Dated:  February 15, 1996             By: /s/ James W. Kluber
                                          -------------------------------
                                          James W. Kluber
                                          Vice President and Controller